                                                                  EXHIBIT (4)(f)





================================================================================




                           BANPONCE FINANCIAL CORP.,
                                             Issuer

                                      and

                             BANPONCE CORPORATION,
                                             Guarantor

                                       TO

                                CITIBANK, N.A.,
                                             Trustee



                                   __________


                                   INDENTURE

                          Dated as of October 1, 1991

                                   __________





================================================================================

                            Banponce Financial Corp.
                 Certain Sections of this Indenture relating to
                  Sections 310 through 318, inclusive, of the
                          Trust Indenture Act of 1939:

Trust Indenture
  Act Section                                                                   Indenture Section
Section 310(a)(1)       . . . . . . . . . . . . . . . . . . . . . . . . .       609
           (a)(2)       . . . . . . . . . . . . . . . . . . . . . . . . .       609
           (a)(3)       . . . . . . . . . . . . . . . . . . . . . . . . .       Not Applicable
           (a)(4)       . . . . . . . . . . . . . . . . . . . . . . . . .       Not Applicable
           (b)          . . . . . . . . . . . . . . . . . . . . . . . . .       608
                                                                                610
Section 311(a)          . . . . . . . . . . . . . . . . . . . . . . . . .       613
           (b)          . . . . . . . . . . . . . . . . . . . . . . . . .       613
Section 312(a)          . . . . . . . . . . . . . . . . . . . . . . . . .       701
                                                                                702(a)
           (b)          . . . . . . . . . . . . . . . . . . . . . . . . .       702(b)
           (c)          . . . . . . . . . . . . . . . . . . . . . . . . .       702(c)
Section 313(a)          . . . . . . . . . . . . . . . . . . . . . . . . .       703(a)
           (b)          . . . . . . . . . . . . . . . . . . . . . . . . .       703(a)
           (c)          . . . . . . . . . . . . . . . . . . . . . . . . .       703(a)
           (d)          . . . . . . . . . . . . . . . . . . . . . . . . .       703(b)
Section 314(a)          . . . . . . . . . . . . . . . . . . . . . . . . .       704
           (a)(4)       . . . . . . . . . . . . . . . . . . . . . . . . .       101
                                                                                1004
           (b)          . . . . . . . . . . . . . . . . . . . . . . . . .       Not Applicable
           (c)(1)       . . . . . . . . . . . . . . . . . . . . . . . . .       102
           (c)(2)       . . . . . . . . . . . . . . . . . . . . . . . . .       102
           (c)(3)       . . . . . . . . . . . . . . . . . . . . . . . . .       Not Applicable
           (d)          . . . . . . . . . . . . . . . . . . . . . . . . .       Not Applicable
           (e)          . . . . . . . . . . . . . . . . . . . . . . . . .       102
Section 315(a)          . . . . . . . . . . . . . . . . . . . . . . . . .       601
           (b)          . . . . . . . . . . . . . . . . . . . . . . . . .       602
           (c)          . . . . . . . . . . . . . . . . . . . . . . . . .       601
           (d)          . . . . . . . . . . . . . . . . . . . . . . . . .       601
           (e)          . . . . . . . . . . . . . . . . . . . . . . . . .       514
Section 316(a)          . . . . . . . . . . . . . . . . . . . . . . . . .       101
           (a)(1)(A)    . . . . . . . . . . . . . . . . . . . . . . . . .       502
                                                                                512
           (a)(1)(B)    . . . . . . . . . . . . . . . . . . . . . . . . .       513
           (a)(2)       . . . . . . . . . . . . . . . . . . . . . . . . .       Not Applicable
           (b)          . . . . . . . . . . . . . . . . . . . . . . . . .       508
           (c)          . . . . . . . . . . . . . . . . . . . . . . . . .       104(c)
Section 317(a)(1)       . . . . . . . . . . . . . . . . . . . . . . . . .       503
           (a)(2)       . . . . . . . . . . . . . . . . . . . . . . . . .       504
           (b)          . . . . . . . . . . . . . . . . . . . . . . . . .       1003
Section 318(a)          . . . . . . . . . . . . . . . . . . . . . . . . .       107

___________________
NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                               TABLE OF CONTENTS
                               -----------------

                                                                                                  Page
                                                                                                  ----
PARTIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       1
RECITALS OF THE COMPANY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       1

                                             ARTICLE ONE
                                             -----------

                      DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 101.              Definitions:  . . . . . . . . . . . . . . . . . . . . . . . . . . .      1
                          Act . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      2
                          Additional Amounts  . . . . . . . . . . . . . . . . . . . . . . . .      2
                          Affiliate; control  . . . . . . . . . . . . . . . . . . . . . . . .      2
                          Authenticating Agent  . . . . . . . . . . . . . . . . . . . . . . .      2
                          Banco Popular . . . . . . . . . . . . . . . . . . . . . . . . . . .      2
                          Board of Directors  . . . . . . . . . . . . . . . . . . . . . . . .      2
                          Board Resolution  . . . . . . . . . . . . . . . . . . . . . . . . .      3
                          Business Day  . . . . . . . . . . . . . . . . . . . . . . . . . . .      3
                          Commission  . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3
                          Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3
                          Company Request; Company Order  . . . . . . . . . . . . . . . . . .      3
                          Controlled Subsidiary . . . . . . . . . . . . . . . . . . . . . . .      3
                          Corporate Trust Office  . . . . . . . . . . . . . . . . . . . . . .      3
                          corporation . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3
                          Defaulted Interest  . . . . . . . . . . . . . . . . . . . . . . . .      3
                          Depositary  . . . . . . . . . . . . . . . . . . . . . . . . . . . .      4
                          Event of Default  . . . . . . . . . . . . . . . . . . . . . . . . .      4
                          Global Security . . . . . . . . . . . . . . . . . . . . . . . . . .      4
                          Guarantees  . . . . . . . . . . . . . . . . . . . . . . . . . . . .      4
                          Guarantor . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      4
                          Holder  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      4
                          Indenture . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      4
                          interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      4
                          Interest Payment Date . . . . . . . . . . . . . . . . . . . . . . .      4
                          Material Banking Subsidiary . . . . . . . . . . . . . . . . . . . .      4
                          Maturity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5
                          Officers' Certificate . . . . . . . . . . . . . . . . . . . . . . .      5
                          Opinion of Counsel  . . . . . . . . . . . . . . . . . . . . . . . .      5
                          Original Issue Discount Security  . . . . . . . . . . . . . . . . .      5
                          Outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5
                          Paying Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . .      6
                          Person  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      7
                          Place of Payment  . . . . . . . . . . . . . . . . . . . . . . . . .      7
                          Predecessor Security  . . . . . . . . . . . . . . . . . . . . . . .      7
                          Redemption Date . . . . . . . . . . . . . . . . . . . . . . . . . .      7
                          Redemption Price  . . . . . . . . . . . . . . . . . . . . . . . . .      7
                          Regular Record Date . . . . . . . . . . . . . . . . . . . . . . . .      7
                          Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . .      7
                          Security Register and Security
                           Registrar  . . . . . . . . . . . . . . . . . . . . . . . . . . . .      7
                          Special Record Date . . . . . . . . . . . . . . . . . . . . . . . .      7

                                                                                                 Page
                                                                                                 ----
                          Stated Maturity . . . . . . . . . . . . . . . . . . . . . . . . . .      7
                          Subsidiary; voting stock  . . . . . . . . . . . . . . . . . . . . .      8
                          Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      8
                          Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      8
                          Trust Indenture Act . . . . . . . . . . . . . . . . . . . . . . . .      8
                          Vice President  . . . . . . . . . . . . . . . . . . . . . . . . . .      8
                          Voting Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . .      8
Section 102.              Compliance Certificates and Opinions  . . . . . . . . . . . . . . .      8
Section 103.              Form of Documents Delivered to Trustee  . . . . . . . . . . . . . .      9
Section 104.              Acts of Holders; Record Dates . . . . . . . . . . . . . . . . . . .     10
Section 105.              Notices, Etc., to Trustee, Company
                           and the Guarantor  . . . . . . . . . . . . . . . . . . . . . . . .     13
Section 106.              Notice to Holders; Waiver . . . . . . . . . . . . . . . . . . . . .     13
Section 107.              Conflict with Trust Indenture Act . . . . . . . . . . . . . . . . .     14
Section 108.              Effect of Headings and
                           Table of Contents  . . . . . . . . . . . . . . . . . . . . . . . .     14
Section 109.              Successors and Assigns  . . . . . . . . . . . . . . . . . . . . . .     14
Section 110.              Separability Clause . . . . . . . . . . . . . . . . . . . . . . . .     14
Section 111.              Benefits of Indenture . . . . . . . . . . . . . . . . . . . . . . .     14
Section 112.              Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . . .     15
Section 113.              Legal Holidays  . . . . . . . . . . . . . . . . . . . . . . . . . .     15
Section 114.              Appointment of Agent for Service  . . . . . . . . . . . . . . . . .     15

                                              ARTICLE TWO
                                              -----------

                                     SECURITY FORMS AND GUARANTEES

Section 201.              Forms Generally . . . . . . . . . . . . . . . . . . . . . . . . . .     16
Section 202.              Form of Face of Security  . . . . . . . . . . . . . . . . . . . . .     17
Section 203.              Form of Reverse of Security . . . . . . . . . . . . . . . . . . . .     19
Section 204.              Form of Trustee's Certificate of
                           Authentication . . . . . . . . . . . . . . . . . . . . . . . . . .     24
Section 205.              Form of Guarantee . . . . . . . . . . . . . . . . . . . . . . . . .     24
Section 206.              Form of Legend for
                           Global Securities  . . . . . . . . . . . . . . . . . . . . . . . .     26


                                             ARTICLE THREE
                                             -------------

                                             THE SECURITIES

Section 301.              Amount Unlimited; Issuable in Series  . . . . . . . . . . . . . . .     26
Section 302.              Denominations . . . . . . . . . . . . . . . . . . . . . . . . . . .     29
Section 303.              Execution, Authentication, Delivery
                           and Dating . . . . . . . . . . . . . . . . . . . . . . . . . . . .     29
Section 304.              Temporary Securities  . . . . . . . . . . . . . . . . . . . . . . .     31
Section 305.              Registration, Registration of Transfer
                           and Exchange . . . . . . . . . . . . . . . . . . . . . . . . . . .     32

                                                                                                 Page
                                                                                                 ----
Section 306.              Mutilated, Destroyed, Lost and Stolen
                           Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . .     34
Section 307.              Payment of Interest; Interest Rights
                           Preserved  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     35
Section 308.              Persons Deemed Owners . . . . . . . . . . . . . . . . . . . . . . .     37
Section 309.              Cancellation  . . . . . . . . . . . . . . . . . . . . . . . . . . .     37
Section 310.              Computation of Interest . . . . . . . . . . . . . . . . . . . . . .     38
Section 311.              Guarantee of Debt Securities  . . . . . . . . . . . . . . . . . . .     38
Section 312.              Execution of Guarantees . . . . . . . . . . . . . . . . . . . . . .     39


                                             ARTICLE FOUR
                                             ------------

                                      SATISFACTION AND DISCHARGE

Section 401.              Satisfaction and Discharge of Indenture . . . . . . . . . . . . . .     40
Section 402.              Application of Trust Money  . . . . . . . . . . . . . . . . . . . .     41


                                             ARTICLE FIVE
                                             ------------

                                               REMEDIES

Section 501.              Events of Default . . . . . . . . . . . . . . . . . . . . . . . . .     42
Section 502.              Acceleration of Maturity; Rescission
                           and Annulment  . . . . . . . . . . . . . . . . . . . . . . . . . .     45
Section 503.              Collection of Indebtedness and Suits
                           for Enforcement by Trustee . . . . . . . . . . . . . . . . . . . .     46
Section 504.              Trustee May File Proofs of Claim  . . . . . . . . . . . . . . . . .     47
Section 505.              Trustee May Enforce Claims Without
                           Possession of Securities . . . . . . . . . . . . . . . . . . . . .     47
Section 506.              Application of Money Collected  . . . . . . . . . . . . . . . . . .     48
Section 507.              Limitation on Suits . . . . . . . . . . . . . . . . . . . . . . . .     48
Section 508.              Unconditional Right of Holders to
                           Receive Principal, Premium and
                           Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     49
Section 509.              Restoration of Rights and Remedies  . . . . . . . . . . . . . . . .     49
Section 510.              Rights and Remedies Cumulative  . . . . . . . . . . . . . . . . . .     50
Section 511.              Delay or Omission Not Waiver  . . . . . . . . . . . . . . . . . . .     50
Section 512.              Control by Holders  . . . . . . . . . . . . . . . . . . . . . . . .     50
Section 513.              Waiver of Past Defaults . . . . . . . . . . . . . . . . . . . . . .     51
Section 514.              Undertaking for Costs . . . . . . . . . . . . . . . . . . . . . . .     51
Section 515.              Waiver of Stay or Extension Laws  . . . . . . . . . . . . . . . . .     51

                                                                                                 Page
                                                                                                 ----
                                              ARTICLE SIX
                                              -----------

                                              THE TRUSTEE

Section 601.              Certain Duties and Responsibilities . . . . . . . . . . . . . . . .     52
Section 602.              Notice of Defaults  . . . . . . . . . . . . . . . . . . . . . . . .     52
Section 603.              Certain Rights of Trustee . . . . . . . . . . . . . . . . . . . . .     52
Section 604.              Not Responsible for Recitals or
                           Issuance of Securities . . . . . . . . . . . . . . . . . . . . . .     54
Section 605.              May Hold Securities . . . . . . . . . . . . . . . . . . . . . . . .     54
Section 606.              Money Held in Trust . . . . . . . . . . . . . . . . . . . . . . . .     54
Section 607.              Compensation and Reimbursement  . . . . . . . . . . . . . . . . . .     55
Section 608.              Disqualification; Conflicting
                           Interests  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     55
Section 609.              Corporate Trustee Required;
                           Eligibility  . . . . . . . . . . . . . . . . . . . . . . . . . . .     55
Section 610.              Resignation and Removal; Appointment of
                           Successor  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     56
Section 611.              Acceptance of Appointment by Successor  . . . . . . . . . . . . . .     58
Section 612.              Merger, Conversion, Consolidation or
                           Succession to Business . . . . . . . . . . . . . . . . . . . . . .     59
Section 613.              Preferential Collection of Claims
                           Against the Company or the Guarantor . . . . . . . . . . . . . . .     60
Section 614.              Appointment of Authenticating Agent . . . . . . . . . . . . . . . .     60


                                             ARTICLE SEVEN
                                             -------------

                          HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 701.              Company and the Guarantor to Furnish
                           Trustee Names and Addresses of Holders . . . . . . . . . . . . . .     62
Section 702.              Preservation of Information;
                           Communications to Holders  . . . . . . . . . . . . . . . . . . . .     63
Section 703.              Reports by Trustee  . . . . . . . . . . . . . . . . . . . . . . . .     63
Section 704.              Reports by Company  . . . . . . . . . . . . . . . . . . . . . . . .     64

                                                                                                 Page
                                                                                                 ----
                                             ARTICLE EIGHT
                                             -------------

                          CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

Section 801.              Company and Guarantor May Consolidate,
                           Etc., Only on Certain Terms  . . . . . . . . . . . . . . . . . . .     64
Section 802.              Successor Substituted . . . . . . . . . . . . . . . . . . . . . . .     65


                                              ARTICLE NINE
                                              ------------

                                         SUPPLEMENTAL INDENTURES

Section 901.              Supplemental Indentures Without Consent
                           of Holders . . . . . . . . . . . . . . . . . . . . . . . . . . . .     66
Section 902.              Supplemental Indentures with Consent of
                           Holders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     68
Section 903.              Execution of Supplemental Indentures  . . . . . . . . . . . . . . .     69
Section 904.              Effect of Supplemental Indentures . . . . . . . . . . . . . . . . .     70
Section 905.              Conformity with Trust Indenture Act . . . . . . . . . . . . . . . .     70
Section 906.              Reference in Securities to Supplemental
                           Indentures . . . . . . . . . . . . . . . . . . . . . . . . . . . .     70


                                              ARTICLE TEN
                                              -----------

                                               COVENANTS

Section 1001.             Payment of Principal, Premium and
                           Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     70
Section 1002.             Maintenance of Office or Agency . . . . . . . . . . . . . . . . . .     70
Section 1003.             Money for Securities Payments to Be
                           Held in Trust  . . . . . . . . . . . . . . . . . . . . . . . . . .     71
Section 1004.             Statement by Officers as to Default . . . . . . . . . . . . . . . .     72
Section 1005.             Existence . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     73
Section 1006.             Maintenance of Properties . . . . . . . . . . . . . . . . . . . . .     73
Section 1007.             Payment of Taxes and Other Claims . . . . . . . . . . . . . . . . .     73
Section 1008.             Statement by Officers as to the
                           Default of the Guarantor . . . . . . . . . . . . . . . . . . . . .     74
Section 1009.             Existence of the Guarantor  . . . . . . . . . . . . . . . . . . . .     74
Section 1010.             Limitation Upon Disposition of
                           Voting Stock of, and Merger and
                           Sale of Assets of, Banco Popular . . . . . . . . . . . . . . . . .     74
Section 1011.             Limitation Upon Creation of Liens
                           on Voting Stock of Material
                           Banking Subsidiaries . . . . . . . . . . . . . . . . . . . . . . .     75
Section 1012.             Payment of Additional Amounts . . . . . . . . . . . . . . . . . . .     76
Section 1013.             Waiver of Certain Covenants . . . . . . . . . . . . . . . . . . . .     77

                                                                                                 Page
                                                                                                 ----
                                            ARTICLE ELEVEN
                                            --------------

                                       REDEMPTION OF SECURITIES

Section 1101.             Applicability of Article  . . . . . . . . . . . . . . . . . . . . .     77
Section 1102.             Election to Redeem; Notice to Trustee . . . . . . . . . . . . . . .     77
Section 1103.             Selection by Trustee of Securities to
                           Be Redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . .     78
Section 1104.             Notice of Redemption  . . . . . . . . . . . . . . . . . . . . . . .     78
Section 1105.             Deposit of Redemption Price . . . . . . . . . . . . . . . . . . . .     79
Section 1106.             Securities Payable on Redemption Date . . . . . . . . . . . . . . .     79
Section 1107.             Securities Redeemed in Part . . . . . . . . . . . . . . . . . . . .     80


                                            ARTICLE TWELVE
                                            --------------

                                            SINKING FUNDS

Section 1201.             Applicability of Article  . . . . . . . . . . . . . . . . . . . . .     80
Section 1202.             Satisfaction of Sinking Fund Payments
                           with Securities  . . . . . . . . . . . . . . . . . . . . . . . . .     81
Section 1203.             Redemption of Securities for Sinking
                           Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     81
TESTIMONIUM . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     82
SIGNATURES AND SEALS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     82
ACKNOWLEDGMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     83

                 INDENTURE, dated as of October 1, 1991 among Banponce Financial Corp., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at 521 Fellowship Road, Mt. Laurel, New Jersey 08054, Banponce Corporation, a corporation duly organized and existing under the laws of the Commonwealth of Puerto Rico (the "Guarantor"), having its principal offices at 209 Munoz Rivera Avenue, Hato Rey, Puerto Rico 00918, and Citibank, N.A., a national banking association, as Trustee (herein called the "Trustee").


                   RECITALS OF THE COMPANY AND THE GUARANTOR

                 The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as in this Indenture provided.

                 The Guarantor has duly authorized the execution and delivery of this Indenture to provide for the issuance of Guarantees with respect to the Securities.

                 All things necessary to make this Indenture a valid agreement of the Company and the Guarantor, in accordance with its terms, have been done.

                 NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                 For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:


                                  ARTICLE ONE

                        Definitions and Other Provisions
                             of General Application

Section 101.     Definitions.

                 For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                 (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                 (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                 (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in effect; and

                 (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                 "Act", when used with respect to any Holder, has the meaning specified in Section 104.

                 "Additional Amounts" has the meaning assigned thereto in
Section 1012.

                 "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                 "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate Securities of one or more series.

                 "Banco Popular" means Banco Popular de Puerto Rico and its successors and assigns.

                 "Board of Directors" means either the board of directors of the Company or the Guarantor, as the context requires, or any duly authorized committee of that board.

                 "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company or the Guarantor, as the case may be, to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                 "Business Day", except as may otherwise be provided herein or in any security, when used with respect to any Place of Payment or other location, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law or executive order to close.

                 "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                 "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

                 "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

                 "Controlled Subsidiary" means any corporation more than 80 percent of the outstanding Voting Stock of which, except for directors' qualifying shares, shall at the time be owned directly or indirectly by the Guarantor.

                 "Corporate Trust Office" means the principal office of the Trustee in the Borough of Manhattan, The City of New York, at which at any particular time its corporate trust business shall be administered.

                 "corporation" means a corporation, association, company, joint-stock company or business trust.

                 "Defaulted Interest" has the meaning specified in Section 307.

                 "Depositary" means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, the Person designated as Depositary by the Company pursuant to
Section 301.

                 "Event of Default" has the meaning specified in Section 501.

                 "Global Security" means a Security bearing the legend prescribed in Section 206 evidencing all or part of a series of Securities, issued to the Depository for such series or its nominee, and registered in the name of such Depository or nominee.

                 "Guarantees" means the guarantees of the Guarantor to be endorsed on the Securities authenticated and delivered hereunder.

                 "Guarantor" means Banponce Corporation, a corporation organized under the laws of the Commonwealth of Puerto Rico and its successors and assigns.

                 "Holder" means a Person in whose name a Security is registered in the Security Register.

                 "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument, and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term "Indenture" shall also include the terms of particular series of Securities established as contemplated by Section 301.

                 "interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

                 "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an instalment of interest on such Security.

                 "Material Banking Subsidiary" means any Controlled Subsidiary of the Guarantor chartered as a banking corporation under United States Federal, State or Puerto Rico law which is a significant subsidiary of the Guarantor as defined in 1-02 of Regulation S-X of the Rules and

Regulations of the Securities and Exchange Commission under the Securities Act of 1933, as amended.

                 "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an instalment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

                 "Officers' Certificate" means a certificate signed by the Chairman of the Board, a Vice Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, or the Guarantor, as the context requires, and delivered to the Trustee. One of the officers signing an Officers' Certificate given pursuant to Section 1004 shall be the principal executive, financial or accounting officer of the Company.

                 "Opinion of Counsel" means a written opinion of counsel, who may be an employee of or counsel for the Company or the Guarantor, as the case may be, or other counsel who shall be acceptable to the Trustee.

                 "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to
Section 502.

                 "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

              (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

             (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company or the Guarantor) in trust or set aside and segregated in trust by the Company (if the Company or the Guarantor shall act as Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

            (iii) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (i) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof pursuant to Section 502, (ii) the principal amount of a Security denominated in one or more foreign currencies or currency units shall be the U.S. dollar equivalent, determined in the manner provided as contemplated by Section 301 on the date of original issuance of such Security, of the principal amount (or, in the case of an Original Issue Discount Security, the U.S. dollar equivalent on the date of original issuance of such Security of the amount determined as provided in (i) above) of such Security, and (iii) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

                 "Paying Agent" means any Person authorized by the Company to pay the principal of or any premium or interest on any Securities on behalf of the Company.

                 "Person" means any individual, corporation, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

                 "Place of Payment", when used with respect to the Securities of any series, means the place or places where the principal of and any premium and interest on the Securities of that series are payable as specified as contemplated by Section 301.

                 "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

                 "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

                 "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

                 "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

                 "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

                 "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

                 "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

                 "Stated Maturity", when used with respect to any Security or any instalment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such instalment of principal or interest is due and payable.

                 "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or the Guarantor, as the context requires or by one or more other Subsidiaries, or by the Company or the Guarantor, as the context requires and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

                 "Taxes" has the meaning specified in Section 1012.

                 "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

                 "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

                 "Vice President", when used with respect to the Company, the Guarantor or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

                 "Voting Stock" means, with respect to any Person, Capital Stock (however designated) having general voting power for the election of a majority of the members of the board of directors, managers or trustees of such Person (irrespective of whether or not at the time Capital Stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

Section 102.     Compliance Certificates and Opinions.

                 Upon any application or request by the Company or the Guarantor to the Trustee to take any action under any provision of this Indenture, the Company or the Guarantor, as the case may be, shall furnish to the Trustee such certificates and opinions as may be required under the Trust

Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company or the Guarantor, as the case may be, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

                 Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

                 (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                 (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                 (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                 (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 103.     Form of Documents Delivered to Trustee.

                 In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                 Any certificate or opinion of an officer of the Company or the Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company or the Guarantor, as the case may be, stating that the information with respect to such factual matters is in the possession of the Company or the Guarantor, as the case may be, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                 Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 104.     Acts of Holders; Record Dates.

                 (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company and the Guarantor. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee, the Company and the Guarantor, if made in the manner provided in this Section.

                 Without limiting the generality of the foregoing, a Holder, including a Depositary that is a Holder of a Global Security, may make, give or take, by a proxy, or proxies, duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted in this Indenture to be made, given or taken by Holders, and a Depositary that is a Holder of a Global Security may provide its proxy or proxies to the beneficial owners of interest in any such Global Security.

                 (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

                 (c) Except as provided in the next paragraph, the Company may, in the circumstances permitted by the Trust Indenture Act, set any day as the record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action provided or permitted by this Indenture to be given or taken by Holders of Registered Securities of such series. With regard to any record date set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date (or their duly appointed agents), and only such Persons, shall be entitled to give or take the relevant action, whether or not such Holders remain Holders after such record date. With regard to any action that may be given or taken hereunder only by Holders of a requisite principal amount of appointed agents, and for which a record date is set pursuant to this paragraph, the Company may, at its option, set an expiration date after which no such action purported to be given or taken by any Holder shall be effective hereunder unless given or taken on or prior to such expiration date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date (or their duly appointed agents). On or prior to any expiration date set pursuant to this paragraph, the Company may, on one or more occasions at its option, extend such date to any later date. Nothing in this paragraph shall prevent any Holder (or any duly appointed agent thereof) from giving or taking, after any expiration date, any action identical to, or, at any time, contrary to or different from, any action given or taken, or purported to have been given or taken, hereunder by a Holder on or prior to such date, in which event the Company may set a record date in respect thereof pursuant to this paragraph.

                 Notwithstanding the foregoing, upon receipt by the Trustee, with respect to Securities of any Series, of (i) any Notice of Default pursuant to Section 501; (ii) any declaration of acceleration, or any rescission and annulment of any such declaration pursuant to Section 502; or (iii) any direction given pursuant to Section 512 (any such notice, declaration, rescission and annulment, or direction being referred to herein as a "Direction"), a record date shall automatically and without any other action by any Person be set for the purpose of determining the Holders of Outstanding Securities of such series entitled to join in such Direction, which record date shall be the close of business on the day the Trustee receives such Director. The Holders of Outstanding Securities of such series on such record date (or their duly appointed agents), and only such Persons, shall be entitled to join in such Direction, whether or not such Holders remain Holders after such record date; provided that, unless such Direction shall have become effective by virtue of Holders of the requisite principal amount of Outstanding Securities of such series on such record date (or their duly appointed agents) having joined therein on or prior to the 90th day after such record date, such direction shall automatically and without any action by any Person be canceled and of no further effect. Nothing in this paragraph shall prevent a Holder (or a duly appointed agent thereof) from giving, before or after the expiration of such 90-day period, a direction contrary to or different from, or, after the expiration of such period, identical to, from, or, after the expiration or such period, identical to, a direction that has been canceled pursuant to the proviso to the preceding sentence, in which event a new record date in respect thereof shall be set pursuant to this paragraph.

                 Without limiting the foregoing, a Holder entitled hereunder to give or take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any different part of such principal amount.

                 (d) The ownership of Securities shall be proved by the Security Register.

                 (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Company or the

Guarantor in reliance thereon, whether or not notation of such action is made upon such Security.

Section 105.     Notices, Etc., to Trustee, Company and the Guarantor.

                 Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                 (1) the Trustee by any Holder or by the Company or Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at 120 Wall Street, New York, New York 10043, Attention: Corporate Trust Administration, or

                 (2) the Company or Guarantor by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company or Guarantor, as the case may be, addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company or Guarantor.

Section 106.     Notice to Holders; Waiver.

                 Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                 In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

Section 107.     Conflict with Trust Indenture Act.

                 If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

Section 108.     Effect of Headings and Table of Contents.

                 The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 109.     Successors and Assigns.

                 All covenants and agreements in this Indenture by the Company and the Guarantor shall bind their respective successors and assigns, whether so expressed or not.

Section 110.     Separability Clause.

                 In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 111.     Benefits of Indenture.

                 Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 112.     Governing Law.

                 This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

Section 113.     Legal Holidays.

                 In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities (other than a provision of the Securities of any series which specifically states that such provision shall apply in lieu of this Section)) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

Section 114.     Appointment of Agent for Service.

                 The Guarantor hereby appoints the Senior Vice President of Banco Popular at the office of Banco Popular located in the City of New York as the Guarantor's authorized agent (the "Authorized Agent") upon whom service of process may be served in any action arising out of or based on the Securities, the Guarantees or this Indenture (including any action based on or arising out of the United States federal securities laws) that may be instituted in New York State or United States Federal Courts sitting in The City of New York, by the Trustee or the Holder of any Security, and the Guarantor hereby expressly accepts the jurisdiction of any such court in respect of any such action. Such appointment shall be irrevocable unless and until the appointment of a successor authorized agent for service of process, and such successor's acceptance of such appointment, shall have occurred, and the Guarantor and such Authorized Agent will take any and all actions, including the filing of any and all documents and instruments, that may be necessary to continue such appointment or appointments in full force and effect as aforesaid. Service of process upon an Authorized Agent will be deemed, in every respect, effective service of process upon the Guarantor. Notwithstanding the foregoing, any action against the Guarantor arising out of or based on any Security, the Guarantees or this Indenture may also be instituted by the

Holder of such Security in any court in the Commonwealth of Puerto Rico, and the Guarantor hereby expressly accepts the jurisdiction of any such court in respect of any such action.



                                  ARTICLE TWO

                         Security Forms and Guarantees

Section 201.     Forms Generally.

                 The Securities of each series shall be in substantially the form set forth in this Article, or in such other form as shall be established by or pursuant to a Board Resolution of the Company or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. If the form of Securities of any series is established by action taken pursuant to a Board Resolution of the Company, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by
Section 303 for the authentication and delivery of such Securities.

                 The Guarantees to be endorsed on the Securities of each series shall be in substantially the form set forth in this Article, or in such other form as shall be established by or pursuant to a Board Resolution of the Guarantor or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. If the form of the guarantees to be endorsed on the Securities of any series is established by action taken pursuant to a Board Resolution of the Guarantor, a copy of an appropriate record of such action shall be certified by the Secretary or an

Assistant Secretary of the Guarantor and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities.

                 The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

Section 202.     Form of Face of Security.

                 [Insert any legend required by the Internal Revenue Code and the regulations thereunder.]

                            Banponce Financial Corp.

                  ............................................

No. .........                                                         $ ........

                 Banponce Financial Corp., a corporation duly organized and existing under the laws of the state of Delaware (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to ...................
 ............................, or registered assigns, the principal sum of
 ..................................... Dollars on ..............................
 ........................... [if the Security is to bear interest prior to
Maturity, insert -- , and to pay interest thereon from ............. or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on ............ and ............ in each year, commencing ........., at the rate of ....% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the
Regular Record Date for such interest, which shall be the ....... or .......
(whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture].

                 [If the Security is not to bear interest prior to Maturity, insert -- The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal of this Security shall bear interest at the rate of ....% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable on demand. Any such interest on any overdue principal that is not so paid on demand shall bear interest at the rate of ......% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand.]

                 Payment of the principal of (and premium, if any) and [if applicable, insert -- any such] interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts [if applicable, insert -- ; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register].

                 Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                 Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                 IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:


                                        Banponce Financial Corp.

                                        By.....................

Attest:

 ...........................


Section 203.     Form of Reverse of Security.

                 This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of October 1, 1991 (herein called the "Indenture"), among the Company, Banponce Corporation, as Guarantor, and, Citibank, N.A., as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.
This Security is one of the series designated on the face hereof[, limited in aggregate principal amount to $...........].

                 [If applicable, insert -- The Securities of this series are subject to redemption upon not less than 30 days' notice by mail, [if applicable, insert -- (1) on ........... in any year commencing with the year
 ...... and ending with the year ...... through operation of the sinking fund for this series at a Redemption Price equal to 100% of the principal amount, and (2)] at any time [on or after .........., 19..], as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed [on or before
 ..............., __%, and if redeemed] during the 12-month period beginning
 ............. of the years indicated,


                     Redemption                                 Redemption
Year                    Price                Year                  Price
----                    -----                ----                  -----













and thereafter at a Redemption Price equal to .....% of the principal amount, together in the case of any such redemption [if applicable, insert -- (whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

                 [If applicable, insert -- The Securities of this series are subject to redemption upon not less than 30 days' notice by mail, (1) on
 ............ in any year commencing with the year .... and ending with the year
 ....  through operation of the sinking fund for this series at the Redemption
Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [on or after ............], as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below:  If redeemed during the 12-month period beginning ............ of the years indicated,



                      Redemption Price
                       For Redemption                    Redemption Price For
                      Through Operation                  Redemption Otherwise
                           of the                       Than Through Operation
Year                    Sinking Fund                      of the Sinking Fund
----                  -----------------                 ----------------------













and thereafter at a Redemption Price equal to .....% of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

                 [Notwithstanding the foregoing, the Company may not, prior to
 ............., redeem any Securities of this series as contemplated by [Clause
(2) of] the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice) of less than .....% per annum.]

                 [The sinking fund for this series provides for the redemption on ............ in each year beginning with the year ....... and ending with the year ...... of [not less than $.......... ("mandatory sinking fund") and not more than] $......... aggregate principal amount of Securities of this series. Securities of this series acquired or redeemed by the Company otherwise than through [mandatory] sinking fund payments may be credited against subsequent [mandatory] sinking fund payments otherwise required to be made [in the inverse order in which they become due].]

                 [If the Security is subject to redemption, insert -- In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

                 [If the Security is not an Original Issue Discount Security, insert -- If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

                 [If the Security is an Original Issue Discount Security, insert -- If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to -- insert formula for determining the amount. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate.]

                 The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company, the Guarantor and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company and the Guarantor with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                 No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

                 As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                 The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

                 No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                 Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                 All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Section 204.     Form of Trustee's Certificate of Authentication.

                 The Trustee's certificate of authentication shall be in substantially the following form:

                 This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                                            Citibank, N.A.,
                                                        As Trustee


                                            By..............................
                                                     Authorized Signatory


Section 205.     Form of Guarantee.

                 Banponce Corporation (the "Guarantor") hereby unconditionally guarantees to the Holder of this Security duly authenticated and delivered by the Trustee, the due and punctual payment of the principal, and premium, if any, of (including any amount in respect of original issue discount), and interest, if any (together with any additional amounts payable pursuant to the terms of this Security), on this Security and the due and punctual payment of the sinking fund payments, if any, and analogous obligations, if any, provided for pursuant to the terms of this Security, when and as the same shall become due and payable, whether at Stated Maturity or upon redemption, repayment or upon declaration of acceleration or otherwise according to the terms of this Security and of the Indenture. In case of default by the Company in the payment of any such principal (including any amount in respect of original issue discount), and any premium or interest (together with any Additional Amounts payable pursuant to the terms of this Security), sinking fund payment, or analogous obligation, the Guarantor agrees duly and punctually to pay the same when and as the same shall become due and payable. The Guarantor hereby agrees that its obligations hereunder shall be as principal and not merely as surety, and shall be absolute and unconditional irrespective of any extension of the time for payment of this Security, any modification of this Security, any invalidity, irregularity or unenforceability of this Security or the Indenture, any failure to enforce the same or any waiver, modification, consent or indulgence granted to the Company with respect thereto by the holder of this Security or the Trustee, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Company, any right to require a demand or proceeding first against the Company, protest or notice with respect to this Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this guarantee will not be discharged as to this Security except by payment in full of the principal of (including any amount payable in respect of original issue discount), and any premium or interest (together with any Additional Amounts payable pursuant to the terms of this Security), thereon.

                 The Guarantor irrevocably waives any and all rights to which it may be entitled, by operation of law or otherwise, upon making any payment hereunder (i) to be subrogated to the rights of a Holder against the Company with respect to such payment or otherwise to be reimbursed, indemnified or exonerated by the Company in respect thereof or (ii) to receive any payment, in the nature of contribution or for any other reason, from any other obligor with respect to such payment.

                 This guarantee shall not be valid or become obligatory for any purpose with respect to this Security until the certificate of authentication on this Security shall have been signed by the Trustee.

                 This guarantee is governed by and construed in accordance with the laws of the State of New York.

                 IN WITNESS WHEREOF, Banponce Corporation has caused this Guarantee to be signed by facsimile by its duly authorized officers and has caused a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.

                                                   BANPONCE CORPORATION


                                                   By _______________________

                                                   By _______________________

Section 206.     Form of Legend for Global Securities.

                 Any Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form:

                 "This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee thereof. This Security may not be transferred to, or registered or exchanged for Securities registered in the name of, any Person other than the Depositary or a nominee thereof and no such transfer may be registered, except in the limited circumstances described in the Indenture. Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, this Security shall be a Global Security subject to the foregoing, except in such limited circumstances."


                                 ARTICLE THREE

                                 The Securities

Section 301.     Amount Unlimited; Issuable in Series.

                 The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

                 The Securities may be issued in one or more series. There shall be established, with respect to the securities of any series, in or pursuant to a Board Resolution of the Company and, subject to Section 303, set forth, or determined in the manner provided, in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of such series,

                 (1) the title of the Securities of the series (which shall distinguish the Securities of the series from Securities of any other series);

                 (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 906 or 1107 and except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

                 (3) the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

                 (4) the date or dates on which the principal of the Securities of the series is payable;

                 (5) the rate or rates at which the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which any such interest shall be payable and the Regular Record Date for any interest payable on any Interest Payment Date; and the basis upon which interest shall be calculated, if other than a 360-day year of twelve 30-day months;

                 (6) the place or places where the principal of and any premium and interest on Securities of the series shall be payable;

                 (7) the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company;

                 (8) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

                 (9) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

                 (10) the currency, currencies or currency units in which payment of the principal of and any premium and interest on any Securities of the series shall be payable if other than the currency of the United States of America and the manner of determining the equivalent thereof in the currency of the United States of America for purposes of the definition of "Outstanding" in Section 101;

                 (11) if the amount of payments of principal of or any premium or interest on any Securities of the series may be determined with reference to an index, the manner in which such amounts shall be determined;

                 (12) if the principal of or any premium or interest on any Securities of the series is to be payable, at the election of the Company or a Holder thereof, in one or more currencies or currency units other than that or those in which the Securities are stated to be payable, the currency, currencies or currency units in which payment of the principal of and any premium and interest on Securities of such series as to which such election is made shall be payable, and the periods within which and the terms and conditions upon which such election is to be made;

                 (13) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502; and

                 (14) if and as applicable, that the Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the Depositary or Depositaries for such Global Security or Global Securities and any circumstances other than those set forth in Section 305 in which any such Global Security may be transferred to, and registered and exchanged for Securities registered in the name of, a Person other than the Depositary for such Global Security or a nominee thereof and in which any such transfer may be registered; and

                 (15) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by Section 901(5)).

                 All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section
303) set forth, or determined in the manner provided, in the Officers' Certificate referred to above or in any such indenture supplemental hereto.

                 If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

Section 302.     Denominations.

                 The Securities of each series shall be issuable in registered form without coupons in such denominations as shall be specified as contemplated by Section 301. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

Section 303.     Execution, Authentication, Delivery and Dating.

                 The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

                 Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

                 At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any Series executed by the Company, having endorsed thereon Guarantees duly executed by the Guarantor, to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities. If the form or terms of the Securities of the series have been established in or pursuant to one or more Board Resolutions as permitted by Sections 201 and 301, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section
601) shall be fully protected in relying upon, an Opinion of Counsel stating,

                 (a) if the form of such Securities has been established by or pursuant to Board Resolution as permitted by Section 201, that such form has been established in conformity with the provisions of this Indenture;

                 (b) if the terms of such Securities have been established by or pursuant to Board Resolution as permitted by Section 301, that such terms have been established in conformity with the provisions of this Indenture; and

                 (c) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

                 Notwithstanding the provisions of Section 301 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 301 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

                 Each Security shall be dated the date of its authentication.

                 No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

Section 304.     Temporary Securities.

                 Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities, having endorsed thereon Guarantees duly executed by the Guarantor, which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

                 If temporary Securities of any series are issued, the Company will cause definitive Securities of that series, having endorsed thereon Guarantees duly executed by the Guarantor, to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series of like tenor shall be exchangeable for definitive Securities of such series, having endorsed thereon Guarantees duly executed by the Guarantor, upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Securities of the same series, having endorsed thereon Guarantees duly executed by the Guarantor, of any authorized denominations and of a like aggregate principal amount and tenor. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series and tenor.

Section 305.     Registration, Registration of Transfer and Exchange.

                 The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

                 Upon surrender for registration of transfer of any Security of any series at the office or agency in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, having endorsed thereon Guarantees duly executed by the Guarantor, of any authorized denominations and of a like aggregate principal amount and tenor and bearing a number not contemporaneously outstanding.

                 At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, having endorsed thereon Guarantees duly executed by the Guarantor, of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Securities to be exchanged at such office or agency.

Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities (having Guarantees duly endorsed thereon) which the Holder making the exchange is entitled to receive.

                 All Securities and the Guarantees endorsed thereon issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company and the Guarantor, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities and the Guarantees surrendered upon such registration of transfer or exchange.

                 Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

                 No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer.

                 The Company shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section 1103 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

                 Notwithstanding the foregoing and except as otherwise specified or contemplated by Section 301, no Global Security shall be exchangeable pursuant to this Section 305 or Sections 304, 906 and 1107 for Securities registered in the name of, and no transfer of a Global Security of any series may be registered to, any Person other than the Depositary for such Security or its nominee, unless (1) such Depositary (A) notifies the Company that it is unwilling or unable to continue as Depository for such Global Security or (B) ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, (2) the Company executes and delivers to the Trustee a Company Order that such Global Security shall be so exchangeable and the transfer thereof so registerable, or
(3) there shall have occurred and be continuing an Event of Default, or an event which with notice or lapse of time or both would become an Event of Default, with respect to the Securities evidenced by such Global Security.
Upon the occurrence in respect of any Global Security of any series of any one or more of the conditions specified in clauses (1), (2) or (3) of the preceding sentence or such other conditions as may be specified as contemplated by
Section 301 for such series, such Global Security may be exchanged for Securities registered in the names of, and the transfer of such Global Security may be registered to, such Persons, (including Persons other than the Depository with respect to such series and its nominees) as such Depository shall direct. Notwithstanding any other provision of this Indenture, any Security authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, any Global Security shall also be a Global Security and shall bear the legend specified in Section 206 except for any Security authenticated and delivered in exchange for, or upon registration of transfer of, a Global Security pursuant to the preceding sentence.

Section 306.     Mutilated, Destroyed, Lost and Stolen Securities.

                 If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series (having Guarantees duly endorsed thereon) and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                 If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them, the Guarantor and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series (having Guarantees duly endorsed thereon) and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                 In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

                 Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                 Every new Security of any series and the related Guarantees issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company and the Guarantor, respectively, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

                 The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

Section 307.     Payment of Interest; Interest Rights Preserved.

                 Except as otherwise provided as contemplated by Section 301 with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

                 Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

                 (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his or her address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

                 (2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securi-ties exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

                 Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

Section 308.     Persons Deemed Owners.

                 Prior to due presentment of a Security for registration of transfer, the Company, the Guarantor, the Trustee and any agent of the Company, the Guarantor or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and any premium and (subject to Section 307) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

Section 309.     Cancellation.

                 All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company or the Guarantor may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be destroyed and the Trustee shall, upon request from the Company, deliver a certificate of destruction to the Company.

Section 310.     Computation of Interest.

                 Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

Section 311.     Guarantee of Debt Securities.

                 The Guarantor hereby unconditionally guarantees to each holder of a Security of each series authenticated and delivered by the Trustee, the due and punctual payment of the principal of (including any amount in respect of original issue discount), and any premium and interest (together with any Additional Amounts payable pursuant to the terms of such Security), on such Security and the due and punctual payment of the sinking fund payments, if any, and analogous obligations, if any, provided for pursuant to the terms of such Security, when and as the same shall become due and payable, whether at Stated Maturity or upon redemption or upon declaration of acceleration or otherwise according to the terms of such Security and of this Indenture. In case of default by the Company in the payment of any such principal (including any amount in respect of original issue discount), interest (together with any Additional Amounts payable pursuant to the terms of such Security), sinking fund payment, or analogous obligation, the Guarantor agrees duly and punctually to pay the same. The Guarantor hereby agrees that its obligations hereunder shall rank pari passu with all other unsecured and unsubordinated obligations of the Guarantor, shall be as principal and not merely as surety, and shall be absolute and unconditional irrespective of any extension of the time for payment of any such Security, any modification of any such Security, any invalidity, irregularity or unenforceability of any such Security or this Indenture, any failure to enforce the same or any waiver, modification, consent or indulgence granted to the Company with respect thereto by the Holder of such Security or the Trustee, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Company, any right to require a demand or proceeding first against the Company, protest or notice with respect to any such Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this guarantee will not be discharged as to any such Security except by payment in full of the principal of (including any amount payable in respect of original issue discount), and any premium and interest (together with any Additional

Amounts payable pursuant to the terms of such Security), thereon.

                 The Guarantor irrevocably waives any and all rights to which it may be entitled, by operation of law or otherwise, upon making any payment hereunder (i) to be subrogated to the rights of a Holder against the Company with respect to such payment or otherwise to be reimbursed, indemnified or exonerated by the Company in respect thereof or (ii) to receive any payment, in the nature of contribution or for any other reason, from any other obligor with respect to such payment.

                 The guarantee set forth in this Section shall not be valid or become obligatory for any purpose with respect to a Security of any series until the certificate of authentication on such Security shall have been signed by the Trustee.

Section 312.     Execution of Guarantees.

                 To evidence its guarantee specified in Section 311 to the Holders of Securities of any series, the Guarantor hereby agrees to execute the Guarantees in substantially the form above recited to be endorsed on each Security of such series authenticated and delivered by the Trustee. Such Guarantees shall be executed on behalf of the Guarantor by both (a) its Chairman or its Vice Chairman or its President or any Vice President and (b) its Treasurer or any Assistant Treasurer or its Secretary or any Assistant Secretary, under its corporate seal which may, but need not, be attested, prior to the authentication of the Security on which it is endorsed, and the delivery of such Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of such Guarantees on behalf of the Guarantor. The seal of the Guarantor may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Guarantees. Typographical and other minor errors or defects in any such reproduction of the seal or any such signature shall not affect the validity or enforceability of any Guarantee that has been duly authenticated and delivered by the Trustee.

                 Such signatures may be the manual or facsimile signatures of such officers and may be imprinted or otherwise reproduced on the Guarantees. In case any officer of the Guarantor who shall have signed any of the Guarantees shall cease to be an officer before the Security on which such Guarantees are endorsed shall have been authenticated and delivered by the Trustee or disposed of by the Company, such Security nevertheless may be authenticated and delivered or disposed of as though the person who signed such Guarantees had not ceased to be such officer, and any Guarantees may be signed on behalf of the Guarantor by such persons as, at the actual date of the execution of such Guarantees, shall be the proper officers of the Guarantor, although at the date of such Security or of the execution of this Indenture any such person was not such an officer.


                                  ARTICLE FOUR

                           Satisfaction and Discharge

Section 401.     Satisfaction and Discharge of Indenture.

                 This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                 (1)  either

                 (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and
         (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company or the Guarantor and thereafter repaid to the Company or the Guarantor or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                 (B) all such Securities not theretofore delivered to the Trustee for cancellation

                      (i)  have become due and payable, or

                     (ii) will become due and payable at their Stated Maturity within one year, or

                    (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company or the Guarantor, as the case may be, in the case of
         (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and any premium and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                 (2) the Company or the Guarantor, as the case may be, has paid or caused to be paid all other sums payable hereunder by the Company; and

                 (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

                 Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company and the Guarantor to the Trustee under Section 607, the obligations of the Trustee to any Authenticating Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

Section 402.     Application of Trust Money.

                 Subject to provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and Guarantees and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and any premium and interest for whose payment such money has been deposited with the Trustee.

                                  ARTICLE FIVE

                                    Remedies

Section 501.     Events of Default.

                 "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                 (1) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

                 (2) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity; or

                 (3) default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series; or

                 (4) default in the performance, or breach, of any covenant or warranty of the Company or the Guarantor in this Indenture, the Securities of such series or the Guarantees endorsed thereon (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company and the Guarantor by the Trustee or to the Company, the Guarantor and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                 (5) a default under any bond, debenture, note or other evidence of indebtedness for money borrowed (including a default with respect to Securities of any series other than that series) or under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company, any Material Banking Subsidiary or the Guarantor in excess of $10,000,000, whether such indebtedness now exists or shall hereafter be created, which default shall have resulted in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such acceleration having been rescinded or annulled within a period of 30 days after there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of not less than 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default and requiring the Company, the Guarantor or the Material Banking Subsidiary, as the case may be, to cause such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder; provided, however, that if such default shall be remedied or cured by the Company, the Material Banking Subsidiary or the Guarantor or waived by the holders of such indebtedness, then the Event of Default hereunder by reason thereof shall be deemed likewise to have been thereupon remedied, cured or waived without any action on the part of the Trustee or any of the Holders; or

                 (6) the entry by a court or, in the case of a Material Banking Subsidiary, a governmental authority having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company or any Material Banking Subsidiary in an involuntary case or proceeding under any applicable Federal, State or Commonwealth of Puerto Rico bankruptcy, insolvency, reorganization or other similar law or in respect of the Guarantor in any involuntary case or proceeding under any applicable Federal or Commonwealth of Puerto Rico bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company, any Material Banking Subsidiary or the Guarantor a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Material Banking Subsidiary, under any applicable Federal, State or Commonwealth of Puerto Rico law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company, any Material Banking Subsidiary or the Guarantor or of any substantial part of their respective property, or ordering the winding up or liquidation of their respective affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

                 (7) the commencement by the Company, any Material Banking Subsidiary or the Guarantor of a voluntary case or proceeding under any applicable Federal, State, or Commonwealth of Puerto Rico bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company, any Material Banking Subsidiary or the Guarantor in an involuntary case or proceeding under any applicable Federal, State, or Commonwealth of Puerto Rico bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal, State, or Commonwealth of Puerto Rico law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or the Guarantor or of any substantial part of their respective property, or the making by either of them of an assignment for the benefit of creditors, or the admission by either of them in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company, any Material Banking Subsidiary or the Guarantor in furtherance of any such action; or

                 (8) any other Event of Default provided with respect to Securities of that series.

Section 502.     Acceleration of Maturity; Rescission and Annulment.

                 If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount (or, if any of the Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof) of all of the Securities of that series to be due and payable immediately, by a notice in writing to the Company and the Guarantor (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

                 At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company, the Guarantor and the Trustee, may rescind and annul such declaration and its consequences if

                 (1) the Company or the Guarantor has paid or deposited with the Trustee a sum sufficient to pay

                          (A) all overdue interest on all Securities of that series,

                          (B) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities,

                          (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

                          (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

         and

                 (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

Section 503.     Collection of Indebtedness and Suits for Enforcement by
                 Trustee.

                 The Company and the Guarantor covenant that if

                 (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

                 (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

the Company and the Guarantor will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                 If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

Section 504.     Trustee May File Proofs of Claim.

                 In case of any judicial proceeding relative to the Company or the Guarantor (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 607.

                 No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

Section 505.     Trustee May Enforce Claims Without Possession of Securities.

                 All rights of action and claims under this Indenture or the Securities or the Guarantees may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

Section 506.     Application of Money Collected.

                 Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                 FIRST:  To the payment of all amounts due the Trustee under
         Section 607; and

                 SECOND: To the payment of the amounts then due and unpaid for principal of and any premium and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and any premium and interest, respectively.

Section 507.     Limitation on Suits.

                 No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                 (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

                 (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceed-ings in respect of such Event of Default in its own name as Trustee hereunder;

                 (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                 (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                 (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

Section 508. Unconditional Right of Holders to Receive Principal, Premium and Interest.

                 Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Section 307) any interest on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

Section 509.     Restoration of Rights and Remedies.

                 If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the

Company, the Guarantor, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

Section 510.     Rights and Remedies Cumulative.

                 Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 511.     Delay or Omission Not Waiver.

                 No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

Section 512.     Control by Holders.

                 The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that

                 (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

                 (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

Section 513.     Waiver of Past Defaults.

                 The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

                 (1) in the payment of the principal of or any premium or interest on any Security of such series, or

                 (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

                 Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 514.     Undertaking for Costs.

                 In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company.

Section 515.     Waiver of Stay or Extension Laws.

                 The Company and the Guarantor covenant (to the extent that they may lawfully do so) that they will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company and the Guarantor (to the extent that they may lawfully do so) hereby expressly waive all benefit or advantage of any such law and covenants that they will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                  ARTICLE SIX

                                  The Trustee

Section 601.     Certain Duties and Responsibilities.

                 The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

Section 602.     Notice of Defaults.

                 If a default occurs hereunder with respect to Securities of any series, the Trustee shall give the Holders of Securities of such series notice of such default as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in Section 501(4) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

Section 603.     Certain Rights of Trustee.

                 Subject to the provisions of Section 601:

                 (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                 (b) any request or direction of the Company or the Guarantor mentioned herein shall be sufficiently evidenced by a Company Request or Company or Guarantor Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                 (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                 (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                 (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                 (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

                 (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

Section 604.     Not Responsible for Recitals or Issuance of Securities.

                 The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company and the Guarantor, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

Section 605.     May Hold Securities.

                 The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company or the Guarantor, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company or the Guarantor with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

Section 606.     Money Held in Trust.

                 Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

Section 607.     Compensation and Reimbursement.

                 Each of the Company and the Guarantor agrees

                 (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                 (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                 (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

Section 608.     Disqualification; Conflicting Interests.

                 If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

Section 609.     Corporate Trustee Required; Eligibility.

                 There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000 and its Corporate Trust Office in the Borough of Manhattan, The City of New York. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 610.     Resignation and Removal; Appointment of Successor.

                 (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

                 (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by
Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                 (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company and the Guarantor.

                 (d)  If at any time:

                 (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company and the Guarantor or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                 (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company and the Guarantor or by any such Holder, or

                 (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company and the Guarantor by a Board Resolution may remove the Trustee with respect to all securities, or (ii) subject to
Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

                 (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company and the Guarantor, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section
611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company, the Guarantor and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company and the Guarantor. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company and the Guarantor or the Holders and accepted appointment in the manner required by Section 611, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                 (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in
Section 106. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

Section 611.     Acceptance of Appointment by Successor.

                 (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and the Guarantor and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company, the Guarantor or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

                 (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the Guarantor, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company, the Guarantor, or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

                 (c) Upon request of any such successor Trustee, the Company and the Guarantor shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) and (b) of this Section, as the case may be.

                 (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

Section 612.     Merger, Conversion, Consolidation or Succession to Business.

                 Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

Section 613. Preferential Collection of Claims Against the Company or the Guarantor.

                 If and when the Trustee shall be or become a creditor of the Company or the Guarantor (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company or the Guarantor (or any such other obligor).

Section 614.     Appointment of Authenticating Agent.

                 The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue and upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

                 Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

                 An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company and the Guarantor.
The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company and the Guarantor. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

                 The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.

                 If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the

Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

                 This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                                           Citibank, N.A.,
                                                            As Trustee



                                           By.........................,
                                               As Authenticating Agent



                                           By.........................
                                                    Authorized Officer


                                 ARTICLE SEVEN

               Holders' Lists and Reports by Trustee and Company

Section 701. Company and the Guarantor to Furnish Trustee Names and Addresses of Holders.

                 The Company and the Guarantor will furnish or cause to be furnished to the Trustee

                 (a) semi-annually, not later than June 30 and December 30 in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of the preceding June 15 or December 15, as the case may be, and

                 (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company or the Guarantor of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.





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
Section 702.     Preservation of Information; Communications to Holders.

                 (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

                 (b) The rights of the Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

                 (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company, the Guarantor and the Trustee that neither the Company, the Guarantor nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

Section 703.     Reports by Trustee.

                 (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

                 (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any Securities are listed on any stock exchange.

Section 704.     Reports by Company and Guarantor.

                 The Company and Guarantor shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.


                                 ARTICLE EIGHT

              Consolidation, Merger, Conveyance, Transfer or Lease

Section 801.     Company and Guarantor May Consolidate, Etc., Only Certain
                 Terms.

                 Neither the Guarantor nor the Company shall consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and neither the Guarantor nor the Company shall permit any Person to consolidate with or merge into the Guarantor or the Company or convey, transfer or lease its properties and assets substantially as an entirety to the Guarantor or the Company, unless:

                 (1) in case the Guarantor or the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Guarantor or the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Guarantor or the Company substantially as an entirety shall by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, (i) in the case of the Guarantor, expressly guarantee, or (ii) in the case of the Company, expressly assume the due and punctual payment of the principal of and any premium and interest on all the Securities and the performance or observance of every covenant of this Indenture on the part of the Guarantor or the Company, as the case may be, to be performed or observed;

                 (2) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Guarantor or the Company, as the case may be, or a Subsidiary as a result of such transaction as having been incurred by the Guarantor or the Company, as the case may be, or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;

                 (3) if, as a result of any such consolidation or merger or such conveyance, transfer or lease, properties or assets of the Guarantor or the Company, as the case may be, would become subject to a mortgage, pledge, lien, security interest or other encumbrance which would not be permitted by this Indenture, the Guarantor or the Company, as the case may be, or such successor Person, as the case may be, shall take such steps as shall be necessary effectively to secure the Securities equally and ratably with (or prior to) all indebtedness secured thereby; and

                 (4) the Guarantor or the Company, as the case may be, has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

Section 802.     Successor Substituted.

                 Upon any consolidation of the Guarantor or the Company, as the case may be, with, or merger of the Guarantor or the Company, as the case may be, into, any other Person or any conveyance, transfer or lease of the properties and assets of the Guarantor or the Company, as the case may be, substantially as an entirety in accordance with Section 801, the successor Person formed by such consolidation or into which the Guarantor or the Company, as the case may be, is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Guarantor or the Company, as the case may be, under this Indenture with the same effect as if such successor Person had been named as the Guarantor or the Company, as the case may be, herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.


                                  ARTICLE NINE

                            Supplemental Indentures

Section 901.     Supplemental Indentures Without Consent of Holders.

                 Without the consent of any Holders, the Company and the Guarantor, when authorized by Board Resolutions, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                 (1) to evidence the succession of another Person to the Company or the Guarantor and the assumption by any such successor of the covenants of the Company or the Guarantor herein, in the Securities and in the Guarantees; or

                 (2) to add to the covenants of the Company or the Guarantor for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

                 (3)  to add any additional Events of Default; or

                 (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Securities in uncertificated form; or

                 (5) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, provided that any such addition, change or elimination (i) shall neither (A) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (B) modify the rights of the Holder of any such Security with respect to such provision or (ii) shall become effective only when there is no such Security Outstanding; or

                 (6)  to secure the Securities; or

                 (7) to establish the form or terms of Securities or Guarantees of any series as permitted by Sections 201, 205, 301 and 312; or

                 (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611(b); or

                 (9) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this clause (9) shall not adversely affect the interests of the Holders of Securities of any series in any material respect.

Section 902.     Supplemental Indentures with Consent of Holders.

                 With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company, the Guarantor and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

                 (1) change the Stated Maturity of the principal of, or any instalment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption
         Date), or

                 (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

                 (3) modify any of the provisions of this Section, Section 513 or Section 1013, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 1013, or the deletion of this proviso, in accordance with the requirements of Sections 611(b) and 901(8), or

                 (4) modify or effect in any manner adverse to the Holders the terms and conditions of the obligations of the Guarantor in respect of the due and punctual payments of principal of, or premium, if any, interest or sinking fund requirements, if any, on, or Additional Amounts in respect of, the Securities.

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

                 It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Section 903.     Execution of Supplemental Indentures.

                 In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

Section 904.     Effect of Supplemental Indentures.

                 Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

Section 905.     Conformity with Trust Indenture Act.

                 Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

Section 906.     Reference in Securities to Supplemental Indentures.

                 Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.


                                  ARTICLE TEN

                                   Covenants

Section 1001.    Payment of Principal, Premium and Interest.

                 The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of and any premium and interest on the Securities of that series in accordance with the terms of the Securities and this Indenture.

Section 1002.    Maintenance of Office or Agency.

                 The Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

                 The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

Section 1003.    Money for Securities Payments to Be Held in Trust.

                 If the Company or the Guarantor shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of or any premium or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

                 Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of or any premium or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

                 The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provi-sions of this Section, that such Paying Agent will (i) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and
(ii) during the continuance of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment in respect of the Securities of that series, and upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities of that series.

                 The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                 Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or any premium or interest on any Security of any series and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

Section 1004.    Statement by Officers as to Default.

                 The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

Section 1005.    Existence.

                 Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

Section 1006.    Maintenance of Properties.

                 The Company and the Guarantor will cause all properties used or useful in the conduct of its respective business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company or the Guarantor, as the case may be, may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company or the Guarantor from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company or the Guarantor, as the case may be, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

Section 1007.    Payment of Taxes and Other Claims.

                 The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, and
(2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

Section 1008.    Statement by Officers as to Default of the Guarantor.

                 The Guarantor will deliver to the Trustee, within 120 days after the end of each fiscal year of the Guarantor ending after the date hereof, an Officers' Certificate, stating whether or not to the best of knowledge of the signers thereof the Guarantor is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period or grace or requirement of notice provided hereunder) and, if the Guarantor shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

Section 1009.    Existence of the Guarantor.

                 Subject to Article Eight, the Guarantor will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Guarantor shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Guarantor and that the loss thereof is not disadvantageous in any material respect to the Holders.

Section 1010. Limitation Upon Disposition of Voting Stock of, and Merger and Sale of Assets of, Banco Popular.

                 Subject to the provisions of Article Eight, the Guarantor will not

                 (1) sell, assign, transfer or otherwise dispose of any shares of Voting Stock of Banco Popular or permit Banco Popular to issue, sell, assign, transfer or otherwise dispose of any shares of, or securities convertible into or options, warrants or rights to subscribe for, its Voting Stock, unless, after giving effect to any such transaction, Banco Popular remains a Controlled Subsidiary; or

                 (2)      permit Banco Popular to

                          (a) merge or consolidate, unless the surviving corporation is a Controlled Subsidiary; or

                          (b)     convey, transfer, lease or sell its
                 properties and assets substantially as an entirety to any Person, except to a Controlled Subsidiary.

Section 1011. Limitation Upon Creation of Liens on Voting Stock of Material Banking Subsidiaries.

                 The Guarantor will not, and it will not permit any Material Banking Subsidiary at any time directly or indirectly to create, assume, incur or permit to exist any indebtedness for borrowed money secured by a pledge, lien or other encumbrance (any pledge, lien or other encumbrance being hereinafter in this Section referred to as a "lien") on the Voting Stock of any Material Banking Subsidiary without making effective provisions whereby the Outstanding Guarantees (and, if the Guarantor so elects, any other indebtedness ranking on a parity with the Guarantees) shall be secured equally and ratably with such secured indebtedness so long as such other indebtedness shall be so secured, provided, however, that the foregoing covenant shall not be applicable to liens for taxes or assessments or governmental charges or levies not then due and delinquent of the validity of which is being contested in good faith or which are less than $10,000,000 in amount, liens created by or resulting from any litigation or legal proceeding which is currently being contested in good faith by appropriate proceedings or which involve claims of less than $10,000,000, or deposits to secure (or in lieu of) surety, stay, appeal or customs bonds.

                 If the Guarantor shall hereafter be required to secure the Guarantees equally and ratably with any other indebtedness pursuant to this Section, (i) the Guarantor will promptly deliver to the Trustee an Officers' Certificate stating that the foregoing covenant has been complied with, and an Opinion of Counsel stating that in the opinion of such counsel the foregoing covenant has been complied with and that any instruments executed by the Guarantor or any Subsidiary in the performance of the foregoing covenant comply with the requirements of the foregoing covenant and (ii) the Trustee is hereby authorized to enter into an indenture or agreement supplemental hereto and to take such action, if any, as it may deem advisable to enable it to force the rights of the holders of the Guarantees so secured.

Section 1012.    Payment of Additional Amounts.

                 All payments of principal, premium, if any, and interest in respect of the Guarantees shall be made without set-off, counterclaim, fees, liabilities or similar deductions, and free and clear of, and without deduction or withholding for, taxes, levies, imposts, duties, charges or fees of whatsoever nature now or hereafter imposed, levied, collected, deducted, withheld or assessed by or on behalf of the Commonwealth of Puerto Rico or any political subdivision or taxing authority thereof or therein ("Taxes"). If the Guarantor or any agent thereof is required by law or regulation to make any deduction or withholding for or on account of Taxes, the Guarantor shall pay such additional amounts ("Additional Amounts") as shall be necessary in order that the net amounts received by the Holders of the Securities or any series or the holders or beneficial owners of any interest therein or rights in respect thereof after such deduction or withholding shall equal the amount that would have been receivable thereunder in the absence of such deduction or withholding, except that no such Additional Amounts shall be payable:

                 (a) to any Holder of a Security or any interest therein or rights in respect thereof where such deduction or withholding is required by reason of such Holder having some connection with the Commonwealth of Puerto Rico or any political subdivision or taxing authority thereof or therein other than the mere holding of and payment in respect of such Security;

                 (b) in respect of any deduction or withholding that would not have been required but for the presentation by the Holder of a Security for payment on a date more than 30 days after the Date of Maturity or the date on which payment thereof is duly provided for, whichever occurs later; or

                 (c) in respect of any deduction or withholding that would not have been required but for the failure to comply with any certification, identification or other reporting requirements concerning the nationality, residence, identity or connection with the Commonwealth of Puerto Rico, or any political subdivision of taxing authority thereof or therein, of the Holder of a Security or any interest therein or rights in respect thereof, if compliance is required by the Commonwealth of Puerto Rico, or any political subdivision or taxing authority thereof or therein, as a precondition to exemption from such deduction or withholding.

                 Any reference in the Indenture to principal or interest shall be deemed also to refer to any Additional Amounts that may be payable under this Section 1011.

Section 1013.    Waiver of Certain Covenants.

                 The Company and the Guarantor may omit in any particular instance to comply with any term, provision or condition set forth in Sections 1006, 1007 and 1009 to 1011, inclusive, with respect to the Securities of any series if before the time for such compliance the Holders of at least 66-2/3% in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the Guarantor and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.


                                 ARTICLE ELEVEN

                            Redemption of Securities

Section 1101.    Applicability of Article.

                 Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.

Section 1102.    Election to Redeem; Notice to Trustee.

                 The election of the Company to redeem any Securities shall be evidenced by or pursuant to a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

Section 1103.    Selection by Trustee of Securities to Be Redeemed.

                 If less than all the Securities of any series are to be redeemed (unless all of the Securities of such series and of a specified tenor are to be redeemed), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series. If less than all of the Securities of such series and of a specified tenor are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence.

                 The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

                 For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

Section 1104.    Notice of Redemption.

                 Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, unless a shorter period is specified in the Securities to be redeemed, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

                 All notices of redemption shall state:

                 (1)  the Redemption Date,

                 (2)  the Redemption Price,

                 (3) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption of any Securities, the principal amounts) of the particular Securities to be redeemed,

                 (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

                 (5) the place or places where such Securities are to be surrendered for payment of the Redemption Price, and

                 (6) that the redemption is for a sinking fund, if such is the case.

                 Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

Section 1105.    Deposit of Redemption Price.

                 Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

Section 1106.    Securities Payable on Redemption Date.

                 Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that, unless otherwise specified as contemplated by Section 301, installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

                 If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

Section 1107.    Securities Redeemed in Part.

                 Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor with the Guarantee or Guarantee endorsed therein, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.


                                 ARTICLE TWELVE

                                 Sinking Funds

Section 1201.    Applicability of Article.

                 The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 301 for Securities of such series.

                 The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

Section 1202.    Satisfaction of Sinking Fund Payments
                 with Securities.

                 The Company (1) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of a series which have been redeemed and so delivered either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

Section 1203.    Redemption of Securities for Sinking Fund.

                 Not less than 45 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 1202 and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.

                         _____________________________

                 This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.


                 IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                                           BANPONCE FINANCIAL CORP.

                                           By   /s/ David H. Chafey, Jr.
                                             --------------------------------
                                               David H. Chafey, Jr.
                                               Executive Vice President

Attest:


  /s/ Ernesto N. Mayoral
------------------------
Ernesto N. Mayoral, Esq
Secretary

                                           BANPONCE CORPORATION

                                           By   /s/ David H. Chafey, Jr.
                                             --------------------------------
                                               David H. Chafey, Jr.
                                               Executive Vice President

Attest:


  /s/ Ernesto N. Mayoral
------------------------
Ernesto N. Mayoral, Esq.
Assistant Secretary

                                           CITIBANK, N.A.

                                           By   /s/ Robert Eddy
                                             --------------------------------
                                               Robert Eddy
                                               Assistant Vice President

Attest:

Laura Pushkarsh
-----------------------

STATE OF NEW YORK  )
                   )  ss.:
COUNTY OF NEW YORK )


                 On the 11th day of October, 1991, before me personally came David H. Chafey, Jr., to me known, who, being by me duly sworn, did depose and say that he is Executive Vice President of BanPonce Financial Corp., one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.



                               /s/ James Gallagher
                     -------------------------------------
                                JAMES GALLAGHER
                        Notary Public, State of New York
                        Qualified in Westchester County
                     Westchester County Clerk's No. 4949761
                      Certificate Filed in New York County
                       Commission Expires April 17, 1993


STATE OF NEW YORK  )
                   )  ss.:
COUNTY OF NEW YORK )

                 On the 11th day of October, 1991, before me personally came David H. Chafey, Jr., to me known, who, being by me duly sworn, did depose and say that he is Executive Vice President of BanPonce Corporation, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.


                               /s/ James Gallagher
                     -------------------------------------
                                JAMES GALLAGHER
                        Notary Public, State of New York
                        Qualified in Westchester County
                     Westchester County Clerk's No. 4949761
                      Certificate Filed in New York County
                       Commission Expires April 17, 1993

STATE OF NEW YORK  )
                   )  ss.:
COUNTY OF NEW YORK )

                 On the 11th day of October, 1991, before me personally came Robert Eaddy, to me known, who, being by me duly sworn, did depose and say that he is Corporate Trust Officer of Citibank, N.A., one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.


                               /s/ James Gallagher
                     --------------------------------------
                                JAMES GALLAGHER
                        Notary Public, State of New York
                        Qualified in Westchester County
                     Westchester County Clerk's No. 4949761
                      Certificate Filed in New York County
                       Commission Expires April 17, 1993

                          BANPONCE FINANCIAL CORP.,
                                         Issuer

                                      and

                             BANPONCE CORPORATION,
                                         Guarantor

                                       TO

                                CITIBANK, N.A.,
                                         Trustee



                                  ___________


                          FIRST SUPPLEMENTAL INDENTURE

                         Dated as of February 28, 1995

                    To Indenture dated as of October 1, 1991

                                  ___________

          FIRST SUPPLEMENTAL INDENTURE, dated as of February 28, 1995 between BanPonce Financial Corp., a Delaware corporation, BanPonce Corporation, a Puerto Rico corporation (the "Guarantor"), and Citibank, N.A., a national banking association (the "Company"), as Trustee (the "Trustee").

                                    RECITALS

          The Company, the Guarantor and the Trustee, as Trustee, are parties to an Indenture, dated as of October 1, 1991 (the "Original Indenture"), which provides for the issuance from time to time of unsecured debt securities of the Company, unconditionally guaranteed as to the payment of principal, premium (if any) and interest by the Guarantor.

          Section 901(9) of the Original Indenture provides that without the consent of any Holders, the Company and the Guarantor, when authorized by Board Resolutions, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental to the Original Indenture, in form satisfactory to the Trustee, to cure any ambiguity, to correct or supplement any provision in the Original Indenture which may be inconsistent with any other provision in the Original Indenture, or to make any other provisions with respect to matters or questions arising under the Original Indenture, provided that such action shall not adversely affect the interests of the Holders of Securities of any series in any material respect.

          The Company and the Guarantor believe that Section 609 of the Original Indenture should be amended to substitute the word "a" for the word "its" in the fourth line of such Section, that paragraph (1) of Section 105 of the Original Indenture should be amended to provide that notices to the Trustee shall be addressed to the Trustee at the Corporate Trust Office, and that such amendments will not adversely affect the Holders of Securities in any material respect.

          The respective Boards of Directors of the Company and the Guarantor have duly authorized the execution and delivery by the Company and the Guarantor, respectively, of this First Supplemental Indenture.

                              NOW, THEREFORE, THIS
                          FIRST SUPPLEMENTAL INDENTURE
                                  WITNESSETH:

          For and in consideration of the premises and the other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company, the Guarantor and the Trustee mutually agree as follows:


                                  ARTICLE ONE

                        Definitions and Other Provisions
                             of General Application

Section 101.  Definitions.

              Except as otherwise expressly provided or unless the context otherwise requires, all terms used in this First Supplemental Indenture which are defined in the Original Indenture shall have the meanings ascribed to them by the Original Indenture.

Section 102.  Effect of Headings.

              The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

Section 103.  Successors and Assigns.

              All covenants and agreements in this First Supplemental Indenture by the parties hereto shall bind their respective successors and assigns, whether so expressed or not.

Section 104.  Separability Clause.

              In case any provision in this First Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 105.  Benefits of Instrument.

              Nothing in this First Supplemental Indenture, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this First Supplemental Indenture or the Original Indenture.

Section 106.  Governing Law.

              This First Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.


                                  ARTICLE TWO

                      Amendment of the Original Indenture

Section 201.  Amendment of Section 609 of the Original Indenture.

              Section 609 of the Original Indenture is hereby amended and restated in its entirety as follows:

              "There shall at all times be a Trustee
     hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least
     $50,000,000 and a Corporate Trust Office in the Borough of Manhattan, The City of New York. If such
     Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article."

Section 202.  Amendment of Section 105 of the Original Indenture.

              Paragraph (1) of Section 105 of the Original Indenture is hereby amended and restated in its entirety as follows:

              "(1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or".

Section 203.  Reaffirmation of Original Indenture.

              Each of the Company, the Guarantor and the Trustee hereby confirms, reaffirms and agrees to the Original Indenture in every particular, as amended by this First Supplemental Indenture.

Section 204.  Trust Indenture Act.

              If any provision of this First Supplemental Indenture limits, qualifies or conflicts with a provision of the Trust Indenture Act of 1939, as it may be amended from time to time, that is required under such Act to be a part of and govern this First Supplemental Indenture, the latter provision shall control. If any provision hereof modifies or excludes any provision of such Act that may be so modified or excluded, the latter provision shall be deemed to apply to this First Supplemental Indenture as so modified or excluded, as the case may be.


                            *          *          *

          This First Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.



                         BANPONCE FINANCIAL CORP.



                         By:  /s/ David H. Chafey, Jr.
                                David H. Chafey, Jr.
                                Executive Vice President

                         By:  /s/ Jose Luis Lopez Calderon
                                Jose Luis Lopez Calderon
                                Senior Vice President

Attest:


/s/ Brunilda Santos de Alvarez
  Brunilda Santos de Alvarez
  Assistant Secretary



Affidavit No. 177


          Subscribed to before me by David H. Chafey, Jr. of legal age, married and resident of San Juan, Puerto Rico, as Executive Vice President of BanPonce Financial Corp. and Jose Luis Lopez Calderon, of legal age, married and resident of San Juan, Puerto Rico as Senior Vice President of BanPonce Financial Corp. and who are personally known to me, in San Juan, Puerto Rico, this 28 day of February, 1995.


[SEAL]                   /s/ Estela Martinez de Miranda
                                   Notary Public

                         BANPONCE CORPORATION



                         By:  /s/ David H. Chafey, Jr.
                                David H. Chafey, Jr.
                                Executive Vice President

                         By:  /s/ Jose Luis Lopez Calderon
                                Jose Luis Lopez Calderon
                                Senior Vice President

Attest:


/s/ Brunilda Santos de Alvarez
  Brunilda Santos de Alvarez
  Assistant Secretary


Affidavit No. 176


          Subscribed to before me by David H. Chafey, Jr. of legal age, married and resident of San Juan, Puerto Rico, as Executive Vice President of BanPonce Corporation and Jose Luis Lopez Calderon, of legal age, married and resident of San Juan, Puerto Rico as Senior Vice President of BanPonce Corporation and who are personally known to me, in San Juan, Puerto Rico, this 28 day of February, 1995.


[SEAL]                        /s/ Estela Martinez de Miranda
                                      Notary Public

                         CITIBANK, N.A.



                         By:  /s/ F. Mills
                              Name: F. Mills
                              Title: Senior Trust Officer

Attest:


/s/ Louis A. Piscitelli




STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF NEW YORK  )


          On the 1st day of MAR, 1995, before me personally came F. Mills, to me known, who, being by me duly sworn, did depose and say that she is a Corporate Trust Officer of Citibank, N.A., the national banking association described in and which executed the foregoing instrument; that she knows the seal of said national banking association; that the seal affixed to said instrument is such seal; that it was so affixed by authority of the Board of Directors of said national banking association, and that he signed his name thereto by like authority.



[SEAL]                        /s/ Peter M. Pavlyshin